Exhibit 10.3

EXTENSION AND ADDITIONAL SPACE AGREEMENT

AGREEMENT MADE as of this              day of May, 2004, between HARRISON & STAR, INC., d/b/a Hyphen, having an office c/o Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022, hereinafter referred to as “Sublessor”, and NPS Pharmaceuticals, Inc., having offices at 420 Chipeta Way, Salt Lake City, Utah 84108, hereinafter referred to as “Sublessee”

W I T N E S S E T H:

WHEREAS, Sublessor and Sublessee entered into a certain written sublease dated as of November 10, 2003, wherein and whereby Sublessor leased to Sublessee, and Sublessee hired from Sublessor, those certain premises known as the entire third (3rd) floor, as described and as shown on the plans annexed to said sublease in the building known as Morris Corporate Center I, 300 Interpace Parkway, Parsippany, New Jersey (“Building”) which sublease is hereinafter referred to as the “Sublease”; and

WHEREAS, Sublessor and Sublessee desire to further modify the Sublease only in the respects hereinafter stated;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

1. The Expiration Date of the Sublease, as modified by this Agreement, shall be deemed to be “October 30, 2007” and Sublessee shall pay Sublessor the fixed rent of $42,146.75 for the month of October 2007, as and for the third floor portion of the demised premises.

2. Effective as of August 1, 2004 (“Additional Space Commencement Date”), and through and including the Expiration Date, there shall be added to, and included in, the premises demised by the Sublease, the following additional space, to wit: the entire second (2nd) floor, as shown outlined in red on Exhibit “A” attached hereto and made a part hereof, in the Building, consisting of approximately 26,619 rentable square feet, which measurement Sublessor and Sublessee accept and agree to be bound (hereinafter known as the “Additional Space”). In order to accomplish such addition and inclusion of the Additional Space to and in the premises demised by the Sublease, Sublessor (upon all of the conditions, covenants, provisions, terms and agreements of the Sublease, except as otherwise specified herein), does hereby lease to Sublessee, and Sublessee does hereby hire from Sublessor, the Additional Space for the period to commence as of the Additional Space Commencement Date and to end on the Expiration Date, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms, and agreements of the Sublease, as modified by this Agreement.

3. Effective as of the Additional Space Commencement Date, and through and including the Expiration Date, with respect to the Additional Space only:

A. the annual fixed rental rate shall be at the rate of Five Hundred Eighty- Five Thousand Six Hundred Eighteen and no/00 ($585,618.00) Dollars per annum ($22.00 per square foot) gross and inclusive of electric, ($48,801.50 per month) from the Additional Space Commencement Date through March 15, 2006, and at the rate of Six Hundred Thirty- Eight Thousand Eight Hundred Fifty-Six ($638,856.00) Dollars per annum ($24.00 per square foot) gross and inclusive of electric, ($53,238.00 per month) for the period commencing March 16, 2006 through the Expiration Date, in equal monthly installments on or before the first day of each succeeding month, and otherwise in the manner specified in the Sublease; and

B. the percentage which appears in Article 4 of the Sublease shall be deemed to be 50% for the Additional Space (100% for the entire sublet premises).

C. Sublessee’s annual electrical charges of $79,857.00 ($3.00 per square foot) are included in the fixed rent set forth in subparagraph A above. Sublessor shall not be liable in any way to Sublessee for any failure or defect in supply or character of electric current furnished to the demised premises. Sublessee covenants and agrees that, at all times, its connected electrical load shall not cause a default under the Underlying Lease. Any sums due and payable to Sublessor under this paragraph shall be deemed to be, and collectible as, additional rent. In no event shall the charge payable by Sublessee for electrical charges for the Additional Space be less than $79,857.00 per annum.

D. An additional security deposit of $106,476.00 shall be deposited with Sublessee.

E. Sublessee shall have the right to use any and/or all of the furniture set forth on Exhibit A attached hereto during the term of this Sublease. Sublessee will notify Sublessor within thirty (30) days of the date of this Agreement, in accordance with Paragraph 16 of the Sublease of any items of furniture on Exhibit A which Sublessee elects to have removed by Sublessor, at Sublessor’s expense, which removal by Sublessor shall occur within fifteen (15) days of Sublessor’s receipt of such notice. Sublessee’s failure to duly and timely so notify Sublessor shall be deemed an election by Sublessee to retain all such furniture for the duration of the Sublease. Sublessee shall keep and maintain such furniture in good condition and permit Sublessor entry into the entire premises (including the third floor portion) to disassemble and remove all such furniture not more than fifteen (15) days prior to the Expiration Date.

F. Sublessee shall be entitled to Sublessee’s proportionate share (i.e., 50% for the Additional Space, 100% for the entire sublet premises) of Sublessor’s reserved and unreserved parking spaces pursuant to Section 1.2 of the Underlying Lease.

4. Article 34 of the Sublease shall be deemed deleted, and of no further force and effect.

5. Sublessee hereby covenants and agrees the Additional Space shall be used solely for the purposes set forth in the Sublease, and for no other purpose

6. Sublessee has examined and inspected the Additional Space and Sublessee agrees to accept the Additional Space in “as is” condition (inclusive of the items set forth on Schedule “B”), but otherwise vacant and “broom clean”. Sublessee understands and agrees that no materials whatever are to be furnished by Sublessor and no work whatever is to be performed by Sublessor in connection with the Additional Space or any part thereof.

7. Sublessee represents to Sublessor that Cushman & Wakefield of New Jersey Inc., CB Richard Ellis Inc. and WF Realty LLC (collectively, the “Brokers”) are the only brokers with whom Sublessee dealt in relation to the Additional Space and this transaction and that Sublessee has had no dealings, either direct or indirect, with any other real estate agent or broker in connection with the Additional Space and this transaction. Sublessee agrees to indemnify, defend and hold Sublessor harmless from any loss, liability and expense incurred by Sublessor as a result of any claim made against Sublessor which is based upon a breach of said representation by Sublessee. Sublessee’s indemnification obligation hereunder shall survive the Expiration Date or sooner termination of this Sublease. Sublessor hereby agrees to pay the Brokers a commission pursuant to separate agreements.

8. This Agreement shall become fully effective only if the written consent hereto of Underlying Landlord is obtained. If such written consent is not obtained within thirty (30) days of the date hereof, then, at Sublessor’s option, this agreement (other than Paragraph 1 hereof) shall be automatically void and of no force or effect and Sublessor shall return to Sublessee all monies deposited by Sublessee with Sublessor, whereupon neither party shall have any further obligation to the other under this Agreement other than Paragraph 1 hereof shall survive (however, the Sublease shall remain in full force and effect).

9. Except as modified by this Agreement, the Sublease and all the terms, covenants, conditions, provisions, and agreements of the Sublease are hereby in all respects ratified, confirmed, and approved. Sublessee hereby affirms that on the date hereof no breach or default by either party has occurred and that the Sublease, and all of its terms, conditions, covenants, agreements, and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.

10. This Agreement contains the entire understanding between the parties with respect to the matter contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Agreement, except as are contained herein.

11. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

12. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors and, except as otherwise provided in the Sublease as modified by this Agreement, their respective assigns.

13. The submission of this Agreement to Sublessee shall not be construed as an offer, nor shall Sublessee have any rights with respect thereto, unless and until (i) Sublessor shall execute a copy of this Agreement and deliver the same to Sublessee and (ii) the provisions of Article 8 of this Agreement are satisfied.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement, as of the day and year first above written.

SUBLESSOR:

HARRISON & STAR, INC. d/b/a Hyphen

By:	/s/ LORI BELUSIC
Name:	LORI BELUSIC
Title:	EVP, CPO

SUBLESSEE:
NPS PHARMACEUTICALS, INC.

By:	/s/ Morgan R. Brown
Name:	Morgan R. Brown
Title:	VP Finance

Exhibit A

Second Floor Furniture

Hyphen Furniture Inventory
	Desks	Credenza	File Cabinets	Chairs	Overhead	desk tops	tables	cube walls	overhead light	white board
208	1	1	2	2	1	0	0	0	1	0
211	1	1	2	3	1	0	0	0	1	0
212	1	1	2	3	1	0	0	0	1	0
213	1	1	2	3	1	0	0	0	1	0
214	1	1	2	3	1	0	0	0	1	0
215	1	1	2	3	1	0	0	0	1	0
216	1	1	2	4	0	0	0	0	0	0
218	1	1	2	3	1	0	0	0	1	0
219	1	1	2	2	1	0	0	0	1	0
220	1	1	2	3	1	0	0	0	1	0
221	1	1	2	2	1	0	0	0	1	0
222	1	1	2	3	1	0	1	0	1	0
223	1	1	2	3	1	0	0	0	1	0
224	1	1	2	3	1	0	0	0	1	0
225	1	1	2	3	1	0	0	0	1	0
226	1	1	2	3	1	0	0	0	1	0
227	1	1	2	3	1	0	0	0	1	0
228	1	1	2	3	1	0	0	0	1	0
229	1	1	2	3	1	0	0	0	1	0
230	1	1	2	3	1	0	0	0	1	0
231	1	1	2	3	1	0	0	0	1	0
232	1	1	2	2	1	0	0	0	1	0
conf.1	0	1	0	13	0	0	1	0	0	1
conf. Window	0	0	0	9	0	0	1	0	0	1
cube breakdown	0	0	42	21	21	63	0	147	21	0
misc.	0	12	7	14	0	4	1	0	0	0
Reception	0	0	0	4	0	0	2	0	0	0

mailroom	0	0	0	0	0	0	3	0	0	0
accounting room	0	0	5	1	0	0	1	0	0	0
Studio	0	0	2	3	4	6	3	6	4	0
	There is 21 cubes in the Hyphen office space. (Cube breakdown) listed above is a breakdown of those 21 cubes for each

Westport (front)
	Desks	Credenza	File Cabinets	Chairs	Overhead	desk tops	tables	cube walls	overhead light	white board
240	0	0	0	9	0	0	0	0	0	1
241	1	0	3	3	1	2	0	0	1	0
242	1	0	3	3	1	2	0	0	1	0
243	1	0	3	3	1	2	0	0	0	0
244	0	0	0	0	0	0	0	0	0	1
245	1	0	3	3	1	2	0	0	1	0
246	1	0	3	3	1	2	0	0	1	0
247	1	0	3	3	1	2	0	0	1	0
248	1	0	3	3	1	2	0	0	1	0
249	1	0	3	3	1	2	0	0	1	0
Reception	1	0	2	2	0	4	0	0	0	0
cube breakdown	0	0	24	12	0	48	0	84	0	0
	There is 12 cubes in the Westport (front) office space. (Cube breakdown) listed above is a breakdown of those 12 cubes for each

Westport (rear)
	Desks	Credenza	File Cabinets	Chairs	Overhead	desk tops	tables	cube walls	overhead light	white board
250	1	1	2	0	3	59	0	10 loose	1	0
251	0	0	0	3	2	0	0	6 loose	0	0
252	1	1	12	0	8	0	0	0	1	0
253	1	1	11	0	2	0	0	0	1	0
254	0	0	0	0	10	15	0	0	0	0
255	1	1	2	3	2	10	0	37 loose	1	0
256	1	1	2	0	2	3	0	23 loose	1	0
257	1	1	2	0	1	0	0	0	1	0
258	1	1	2	0	1	38	0	33 loose	1	0
259	1	1	2	1	2	9	0	8 loose	1	0
260	1	1	2	5	1	8	0	0	1	0
261	1	1	2	8	8	0	0	0	1	0
cube breakdown	0	0	46	23	23	69	0	161	23	0
misc.	4	14	0	35	4	15	1	31 loose	10	0
	There is 23 cubes in the Westport (rear) office space. (Cube breakdown) listed above is a breakdown of those 23 cubes for each

XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
XXX	X	X	X	X	1	0	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	3	0	0	2
XXX	X	X	X	X	1	2	0	0	2
XXX	X	X	X	X	1	2	0	0	3
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	1	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	1	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	0	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	0	0	0	1
XXX	X	X	X	X	1	2	0	0	2
XXX	X	X	X	X	1	0	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	3	0	0	0
XXX	X	XXX	X	XXX	1	5	1	0	1
XXX	X	X	X	X	1	3	0	0	1
XXX	X	X	X	X	1	3	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	3	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	XXX	XXX	XXX	1	6	2	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	X	1	1	0	0	0
XXX	X	X	X	X	1	2	0	0	3
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	2	0	0	0
XXX	X	X	X	XXX	1	5	1	0	0
XXX	X	X	X	X	1	1	0	0	0
XXX	X	X	X	X	1	2	0	0	1
XXX	X	X	X	X	1	1	0	0	1
XXX	X	X	X	X	1	1	0	0	1

CONFERENCE ROOMS	Other
ROOM # 301	1 Secretary’s Desk
1 Conference Table	1 Chair
1 Credenza	4 Seating Chairs
14 Leather Chairs	2 Glass Tables

ROOM # 303	Reception Area
2 Tables	1 Reception Desk
7 Chairs	4 Chairs
1 File Cabinet	1 Table

ROOM # 314	Seating Area Near Room #370
1 Conference Table	4 Seating Chairs
1 Credenza	2 Tables
12 Leather Chairs